UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2010

ADVANCE DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-15224	84-0969445
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

42230 Zevo Drive Temecula, California	92590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (951) 795-4446

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On August 16, 2010, Advance Display Technologies, Inc. (“ADTI”) issued a press release announcing that a group of stockholders controlling approximately 90% of its outstanding shares filed a Transaction Statement under Section 13(e) of the Securities Exchange Act of 1934 (the “Schedule 13E-3”) with the Securities and Exchange Commission disclosing that such stockholders intend to cause ADTI to merge with a newly formed corporation, GSLD Holdings, Inc., a Colorado corporation, in a “going-private” transaction, subject to applicable law, required approvals and authorization.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release issued by Advance Display Technologies, Inc. on August 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2010	ADVANCE DISPLAY TECHNOLOGIES, INC.

By: /s/ James P. Martindale
James P. Martindale, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by Advance Display Technologies, Inc. on August 16, 2010